EXHIBIT 99.13




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report on Form 10-QSB of EarthNetMedia, Inc. (the "Company"), for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alie Chang, President & Chief Executive Officer of the Company, and Felizian Paul, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Alie Chang
                                            ------------------------------------
Dated: May 23, 2003                         Alie Chang
                                            President & Chief Executive Officer

                                            /s/ Felizian Paul
                                            ------------------------------------
Dated: May 23, 2003                         Felizian Paul
                                            Chief Financial Officer